UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary proxy statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to 240.14a-12

MIDWEST ENERGY EMISSIONS CORP.
(Name of Registrant as Specified in its Charter)
 ____________________________________

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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MIDWEST ENERGY EMISSIONS CORP.

670 D Enterprise Drive

Lewis Center, Ohio 43035

____________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 18, 2018

____________

TO THE STOCKHOLDERS:

You are hereby notified that the Annual Meeting of Stockholders of Midwest Energy Emissions Corp., a Delaware corporation (the “Company”), will be held at Nationwide Hotel and Conference Center, 100 Green Meadows Drive South, Lewis Center, Ohio 43035, on Monday, June 18, 2018, at 10:00 a.m., Eastern Time, for the following purposes:

1.	Election of three directors, each for a term of one year.

2.	Ratification of the appointment of Schneider Downs & Co., Inc.

3.	An advisory vote on a resolution to approve executive compensation.

4.	To transact such other business as may properly come before the meeting or any adjournment thereof.

Only stockholders of record at the close of business on April 25, 2018 will be entitled to notice of, and to vote at, the meeting or any adjournment thereof.

BY ORDER OF THE BOARD OF DIRECTORS,

RICHARD H. GROSS

Secretary

April 30, 2018

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 18, 2018:

This proxy statement and the Company’s 2017 annual report to stockholders are also available at http://www.midwestemissions.com/meeting-access/

STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON ARE URGED TO VOTE BY TELEPHONE OR THE INTERNET OR TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE TO ENSURE THAT THEIR SHARES ARE REPRESENTED AT THE ANNUAL MEETING OR ANY ADJOURNMENT THEREOF.

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MIDWEST ENERGY EMISSIONS CORP.

670 D Enterprise Drive

Lewis Center, Ohio 43035

____________________

PROXY STATEMENT

____________________

This proxy statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors of Midwest Energy Emissions Corp., a Delaware corporation (the “Company”), for use at the Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held at Nationwide Hotel and Conference Center, 100 Green Meadows Drive South, Lewis Center, Ohio 43035, on Monday, June 18, 2018, at 10:00 a.m., Eastern Time, and at any adjournment thereof.

This proxy statement and accompanying notice and form of proxy are being mailed to stockholders on or about May 7, 2018. A copy of the Company’s Annual Report to Stockholders, including financial statements, for the fiscal year ended December 31, 2017 is enclosed with this proxy statement.

The presence of any stockholder at the Annual Meeting will not operate to revoke his proxy. Any proxy may be revoked, at any time before it is exercised, in open meeting, or by giving notice to the Company in writing, or by filing a duly executed proxy bearing a later date.

The holders of shares of a majority of the shares of common stock outstanding on the Record Date (defined below), present in person or by proxy, shall constitute a quorum for the transaction of business to be considered at the Annual Meeting. Broker non-votes and abstaining votes will be counted as “present” for purposes of determining whether a quorum has been achieved at the meeting, but will not be counted in favor of or against any director nominee. The voting standards for each of the other known matters to be considered at the meeting are set forth within the proposals.

If the enclosed proxy is executed and returned to the Company, the persons named therein will vote the shares represented by it at the Annual Meeting. The proxy permits specification of a vote for the election of directors, or the withholding of authority to vote in the election of directors, or the withholding of authority to vote for one or more specified nominees and a vote for, against or abstain on the other proposals described in this proxy statement. Where a choice is specified in the proxy, the shares of common stock represented thereby will be voted in accordance with such specification. If no specification is made, such shares will be voted to elect as directors the nominees set forth herein under “Election of Directors” and FOR the other proposals included in this proxy.

The close of business on April 25, 2018 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting (the “Record Date”). As of the Record Date, the Company’s outstanding voting securities consisted of 76,246,113 shares of common stock, with par value of $0.001, each of which is entitled to one vote on all matters to be presented to the stockholders at the Annual Meeting.

VOTING PROCEDURES

If you are a record holder:

•	You may vote by mail: complete and sign your proxy card and mail it in the enclosed, prepaid and addressed envelope.
•	You may vote by telephone: call toll-free 1-800-690-6903 on a touch tone phone and follow the instructions provide by the recorded message. You will need your proxy card available if you vote by telephone.
•	You may vote by Internet: access www.proxyvote.com and follow the steps outlined on the secure website.
•	You may vote in person at the meeting, however, you are encouraged to vote by mail, telephone or Internet even if you plan to attend the meeting.

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If you are a “street name” holder:

•	You must vote your shares of common stock through the procedures established by your bank, broker, or other holder of record. Your bank, broker, or other holder of record has enclosed or otherwise provided a voting instruction card for you to use in directing the bank, broker, or other holder of record how to vote your shares of common stock.
•	You may vote at the meeting, however, to do so, you will first need to ask your bank, broker or other holder of record to furnish you with a legal proxy. You will need to bring the legal proxy with you to the meeting and hand it in with a signed ballot that you can request at the meeting. You will not be able to vote your shares of common stock at the meeting without a legal proxy and signed ballot.

ANNUAL REPORT; INTERNET AVAILABILITY

A copy of our Annual Report to Stockholders for the year ended December 31, 2017 is enclosed with this proxy statement. Additionally, this proxy statement and our Annual Report to Stockholders for the year ended December 31, 2017 are available at http://www.midwestemissions.com/meeting-access/.

PROPOSAL 1: ELECTION OF DIRECTORS

At the Annual Meeting, shares represented by proxies will be voted, unless otherwise specified in such proxies, for the election of the three nominees to the Board of Directors named in this proxy statement and the enclosed proxy. These nominees were selected by the Board of Directors and will, if elected, serve as directors of the Company until the next Annual Meeting of the stockholders and until their successors are elected and qualified or until their earlier removal or resignation. All of the nominees are currently members of the Board of Directors and all nominees have consented to be nominated and to serve if elected. If, for any reason, any one or more nominees become unavailable for election, it is expected that proxies will be voted for the election of such substitute nominees as may be designated by the Board of Directors. The director nominees who receive the greatest number of affirmative votes will be elected.

The following table sets forth certain information with respect to the three nominees for election to the Board of Directors.

Name	Age	Present Position and Offices	Director of the Company Since

Richard MacPherson	63	President and Chief Executive Officer, Director	2011

Christopher Greenberg	52	Chairman of the Board, Director	2013

Allan T. Grantham	66	Director	2016

The Board of Directors recommends that the Stockholders vote FOR the nominees.

Richard MacPherson has been a Director of the Company since June 2011 and has served as President and Chief Executive Officer of the Company since March 2015. Mr. MacPherson is the founder of MES, Inc. (current subsidiary and operating company of the Company) and had been its Chief Executive Officer from 2008 until 2011. From 2011 to March 2015, Mr. MacPherson served as Vice President of Business Development of the Company. Over the past 10 years, Mr. MacPherson has worked with industry leading scientists and engineers to bring the Company’s technology from the R&D phase, through multiple product development stages, to the final commercialization phase, acting as the lead on all required initiatives and activities. He has been a senior-level executive in the services industry for over 25 years. Mr. MacPherson brings extensive start-up and business development knowledge, applied and proven through his corporate experience throughout the United States and Canada. He has worked in multiple industries, such as electric utilities, communications, marketing, as well as several entrepreneurial ventures in the communications, hospitality, geological and real estate development industries.

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Christopher Greenberg has been a Director of the Company since June 2013 and Chairman of the Board since December 2014. Mr. Greenberg is a founder of, and since 2003, has been the Chief Executive Officer of Global Safety Network, Inc., a company which provides employment screening and safety compliance services. He is also the owner of multiple Express Employment Professionals franchises located in North Dakota and South Dakota. Express Employment Professionals is a staffing agency that provides full time and temporary job placement, human resources services and consulting. Mr. Greenberg is a highly experienced Operations Executive who has demonstrated the ability to lead diverse teams of professionals to new levels of success in a variety of highly competitive industries, cutting-edge markets, and fast-paced environments. Mr. Greenberg has strong technical and business qualifications with an impressive track record of more than 24 years of hands-on experience in strategic planning, business unit development, project and product management, and proprietary software development. He also has the proven ability to successfully analyze an organization's critical business requirements, identify deficiencies and potential opportunities, and develop innovative and cost-effective solutions for enhancing competitiveness, increasing revenues, and improving customer service offerings.

Allan T. Grantham has been a director of the Company since June 2016. He is the founder and has been President of Atlas Estate Planning Services Limited, located in Halifax, Nova Scotia, since July 2003, which company specializes in personal and corporate estate planning services. Mr. Grantham, who has been in the insurance industry since 1978, has concentrated in the estate, tax and financial planning areas since 1983. Prior to starting Atlas Estate Planning Services Limited, Mr. Grantham was President of Atlantic Wealth Management Limited from 1993 to 2003. In Canada, Mr. Grantham is a designated CPCA (Certified Professional Consultant on Aging), CEA (Certified Executor Advisor), CFP (Certified Financial Planner) and TEP (member of Society of Trust and Estate Practitioners). Mr. Grantham and his wife have in the past and continue to be actively involved in various charitable organizations, both Halifax based and internationally, including creating “Friends of Haiti” which raises funds for projects and children in Haiti which is administered through Chalice Canada, a charity which provides nutrition, education and shelter to children and in elderly in various developing countries.

There are no family relationships between any of the directors, executive officers or persons nominated or chosen by the Company to become directors or executive officers.

Board of Directors Structure

The Board of Directors has determined that each of Christopher Greenberg and Allan T. Grantham is an “independent director” as defined by the listing standards of The NASDAQ Stock Market.

Prior to June 2016, the full Board of Directors acted as an Audit Committee and a Compensation Committee, and the Board of Directors as a whole functioned as the Nominating Committee due to the relatively small size of the Board and the smaller market capitalization of the Company. Effective as of June 2016, the Board of Directors established (i) an Audit Committee, (ii) a Compensation Committee, and (iii) a Nominating and Corporate Governance Committee. Each of these Committees had only independent directors appointed as members. In addition, effective as of June 2016, the Board established a Finance Committee for which it has not imposed any membership rules regarding director independence. Each of the Committees operates under a written charter that is available on the Company’s website: http://www.midwestemissions.com. Each of the Committees shall meet as often as its members deem necessary to perform such Committee’s responsibilities.

The Board of Directors held five formal meetings during 2017. In addition, the Board of Directors took action by unanimous written consent and met informally on other occasions during the period. Each current member of the Board, who was then serving, attended 75% or more of the meetings held during such year by the Board. The Company encourages the attendance of all directors at the Company’s annual meeting of stockholders.

Audit Committee

The Audit Committee’s charter requires that such Committee shall consist of no fewer than three directors, each of whom shall be an independent director of the Company satisfying the independence requirements of the NASDAQ Stock Market (“NASDAQ”) or any exchange on which the Company’s securities may be listed and any other applicable regulatory requirements. The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibility by reviewing the accounting and financial reporting processes of the Company and its subsidiaries, the Company’s internal control and disclosure control system, and the audits of the Company’s financial statements. In this regard, the Audit Committee shall approve the Company’s retention of independent auditors and pre-approve any audit or non-audit services performed by them. It shall review with such accountants the arrangements for, and the scope of, the audit to be conducted by them. It also shall review with the independent accountants and with management the results of audits and various other financial and accounting matters affecting the Company. From June 2016 to April 2017, the Audit Committee consisted of three directors, Christopher Greenberg and two other directors of the Company each of whom resigned in April 2017. As a result of such resignations, and since April 2017, the Board of Directors as a whole has acted and shall continue to act as an Audit Committee until such time, if any, that the number of authorized and elected directors is increased or the Audit Committee is otherwise reconfigured.

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Compensation Committee

The Compensation Committee’s charter requires that such Committee shall consist of no fewer than two directors, each of whom shall (i) be an independent director of the Company satisfying the independence requirements of NASDAQ or any exchange on which the Company’s securities may be listed and any other applicable regulatory requirements, (ii) qualify as an “outside director” under Section 162(m) of the Internal Revenue Code, as amended; and (iii) meet the requirements of a “non-employee director” for purposes of Section 16 of the Securities Exchange Act of 1934, as amended. The Compensation Committee is appointed by the Board to review and approve the Company’s compensation and benefits programs, including annual base salary; annual incentive opportunity; stock option or other equity participation plans; profit-sharing plans; long-term incentive opportunity; the terms of employment agreements, severance agreements, and change in control agreements, in each case as, when and if appropriate; any special or supplemental benefits; and any other payments that are deemed compensation under applicable rules of the SEC. In this regard, the Compensation Committee shall evaluate the performance of the CEO in light of the Company’s goals and objectives and determine and approve the CEO’s compensation based on this evaluation and such other factors as the Committee shall deem appropriate. The Committee shall also determine and approve the compensation of all other executive officers of the Company, which determination may be based upon recommendations of the CEO. The Board of Directors can exercise its discretion in modifying any amount presented by our CEO. From June 2016 to April 2017, the Compensation Committee consisted of Christopher Greenberg (chairperson), Allan T. Grantham and one other director of the Company who resigned in April 2017. As a result of such resignation, the Compensation Committee currently consists of two members, Messrs. Greenberg and Grantham.

Our policies and overall compensation practices for all employees do not create risks that are reasonably likely to have a material adverse effect on the Company. In addition, incentive compensation (in the past generally in the form of stock options) is not designed to create, and does not create, risks that are reasonably likely to have a material adverse effect on the Company. During 2017, the Board of Directors did not retain the services of a compensation consultant.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee’s charter requires that such Committee shall consist of no fewer than two directors, each of whom shall be an independent director of the Company satisfying the independence requirements of NASDAQ or any exchange on which the Company’s securities may be listed and any other applicable regulatory requirements. The Nominating and Corporate Governance Committee is appointed by the Board to determine the identity of director nominees for election to the Board and to assist the Board in discharging the Board’s responsibilities in the area of corporate governance.

The Committee shall review, at least annually, the composition and size of the Board and make recommendations to the Board regarding the criteria for Board membership including issues of character, judgment, diversity, expertise, corporate experience and the like. At a minimum, directors should share the values of the Company and should possess the following characteristics: high personal and professional integrity; the ability to exercise sound business judgment; an inquiring mind; and the time available to devote to Board of Directors’ activities and the willingness to do so. The Board or the Committee does not have a formal policy specifically focusing on the consideration of diversity; however, diversity is one of the many factors that the Committee shall consider when identifying candidates. In addition to the foregoing considerations, generally with respect to nominees recommended by stockholders, the Committee will evaluate such recommended nominees considering the additional information regarding the nominees provided to the Committee. When seeking candidates for the Board of Directors, the Committee may solicit suggestions from incumbent directors, management and third-party search firms. Ultimately, the Committee will recommend prospective nominees who the Committee believes will be effective, in conjunction with the other members of the Board of Directors, in collectively serving the long-term interests of the Company’s stockholders. The Committee will review any candidate recommended by stockholders of the Company in light of its criteria for selection of new directors. See “2019 Stockholder Proposals or Nominations.” From June 2016 to April 2017, the Nominating and Corporate Governance Committee consisted of four directors: Christopher Greenberg (chairperson), Allan T. Grantham and two other directors of the Company each of whom resigned in April 2017. As a result of such resignations, the Nominating and Corporate Governance Committee currently consists of two members, Messrs. Greenberg and Grantham.

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Finance Committee

The Finance Committee is appointed by the Board to oversee all areas of corporate performance and finance, and advise and assist the Board with respect to the financial and investment policies, risks, and objectives of the Company, including specific actions required to achieve those objectives. From June 2016 to April 2017, the Finance Committee consisted of three directors, Christopher Greenberg (chairperson) and two other directors of the Company each of whom resigned in April 2017. As a result of such resignations, and since April 2017, the Board of Directors as a whole has acted and shall continue to act as the Finance Committee until such time, if any, that the number of authorized and elected directors is increased or the Finance Committee is otherwise reconfigured.

Financial Experts

Although the Audit Committee was established in June 2016, the Board of Directors has not appointed any directors as “audit committee financial experts” as defined under Item 407 of Regulation S-K promulgated pursuant to the Securities Exchange Act of 1934, as amended, insofar that it had no audit committee prior thereto and is not required to have an audit committee because the Company is not a listed security.

Compensation Committee Interlocks and Insider Participation

None of our executive officers serves as a member of the compensation committee, or other committee serving an equivalent function, of any other entity that has one or more of its executive officers serving as a member of our Board of Directors or our Compensation Committee.

Board Leadership

The Board does not have a formal policy regarding the separation of the roles of CEO and Chairman of the Board as the Board believes it is in the best interest of the Company and our stockholders to make that determination based on the position and direction of the Company and the membership of the Board. At this time, the Board has determined that separating the role of Chairman from the role of CEO is in the best interest of the Company and our stockholders. This structure permits our President and CEO to devote more time to focus on the strategic direction and management of our day-to-day operations. Currently, the Board has two independent directors, Messrs. Greenberg and Grantham.

Board’s Role in Risk Oversight

It is management’s responsibility to manage risk and bring to the Board of Directors’ attention the most material risks to the Company. The Board of Directors has oversight responsibility of the processes established to report and monitor systems for material risks applicable to the Company. The full Board, or the Committees, shall regularly review enterprise-wide risk management, which includes treasury risks, financial and accounting risks, legal and compliance risks and other risk management functions.

While the Board has the ultimate risk oversight responsibility, various committees of the Board also have responsibility for risk oversight. The Audit Committee has responsibility for overseeing the integrity of the Company’s financial reporting processes and controls. The Finance Committee overseas corporate performance and finance, and assists the Board with respect to financial and investment policies, risks and objectives of the Company. The Compensation Committee is responsible for overseeing the management of risks relating to the Company’s compensation plans and arrangements. The Nominating and Corporate Governance Committee oversees the management of risks relating to Board and executive succession planning and the composition of the Board. While each Committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board of Directors shall be regularly informed through Committee reports and reports from management about such risks.

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Code of Ethics

The Company has adopted a Code of Ethics and Business Conduct that applies to all employees, officers and directors, including the Chief Executive Officer and Chief Financial Officer. A copy of the Code of Ethics and Business Conduct is available free of charge to any person on written or telephone request to Midwest Energy Emissions Corp.’s Investor Relations department, 670 D Enterprise Drive, Lewis Center, OH 43035 or (614) 505-6115.

Material Proceedings

There are no material proceedings to which any director or executive officer of the Company, or any associate of any such director or executive officer, is a party adverse to the Company or has a material interest adverse to the Company.

Transactions with Management and Others

Since January 1, 2017, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we were or will be a party required to be disclosed under Item 404 of Regulation S-K promulgated pursuant to the Securities Exchange Act of 1934, as amended: (i) in which the amount involved exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years; and (ii) in which any director, executive officer, shareholder who beneficially owns 5% or more of our common stock or any member of their immediate family had or will have a direct or indirect material interest.

Executive Officers Who Are Not Directors

Richard H. Gross, age 47, has been Vice President and Chief Financial Officer of the Company since October 2011. Since 2000, Mr. Gross has held positions as Controller, CFO and Associate Vice President of Business Development for Columbus Ohio area companies until October 2011. Mr. Gross has held CFO and CPA roles for over 15 years. In his most recent position as CFO at S&G Manufacturing Group, a provider of design, engineering, fabrication and installation solutions to diverse industries including food service, healthcare and retail (June 2009 to October 2011), Mr. Gross’ involvement was instrumental in turning around the company’s profitability. He successfully devised and implemented internal changes to adjust both the size of the company as well as its processes during a corporate restructuring effort. Prior to his position with S&G Manufacturing Group, Mr. Gross was the Associate Vice President of Business Development at JMAC, Inc., a private equity firm (April 2006 to March 2009), as well as the Controller for the Columbus Blue Jackets, a professional ice hockey team (June 2000 to April 2006) during its transition from a developmental stage enterprise into a full member of the National Hockey League. Mr. Gross is experienced in successful mergers having provided financial analysis as well as managing their financial negotiations. He began his career as an accountant at a private accounting firm where he performed attestation and tax services for a wide range of private and publicly-listed firms valued up to $1 billion. Mr. Gross has a B.A. degree in Accounting from Otterbein University.

John Pavlish, age 59, has been Senior Vice President and Chief Technical Officer of the Company since November 2014. Prior to joining the Company, Mr. Pavlish was a Senior Research Advisor and the Director of the Center for Air Toxic Metals at the Energy & Environmental Research Center in Grand Forks, North Dakota. He has over 20 years of mercury-related experience and is regarded as an international expert on the topic of mercury. His primary areas of interest and expertise include research, technical consultation, and development of mercury control technologies, in particular, for coal combustion and gasification systems. He is an inventor of a number of patented mercury control technologies and has years of experience in development and testing of these technologies for commercial application. Over the last 10 years, he has spent much of his time evaluating the efficacy of a number of different mercury control technologies/approaches and their cost-competiveness in the commercial market. Mr. Pavlish also has years of power plant experience and has worked for engineering/consulting company Black & Veatch, where he served as Unit Leader/System Engineer. Mr. Pavlish is a professional engineer, a member of the American Society of Mechanical Engineers, and a member of the Air & Waste Management Association. He serves on numerous professional and technical committees and is a U.S. Representative on the Mercury Emissions from Coal International Experts Working Group on Reducing Emissions from Coal and a member of the United Nations Environment Programme Global Mercury Partnership, Reduction of Mercury Releases from Coal Combustion. Mr. Pavlish has published over 200 papers, articles, and reports on various mercury-related topics and issues.

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James Trettel, age 49, has been Vice President of Operations since January 2014. Mr. Trettel possesses 28 years of experience in the dry bulk material handling industry. During 2012 and 2013, he was the owner and operator of Solid Foundation Services, LLC, a firm specializing in deep foundation installations for the gas and oilfield industry, while providing technical consulting services to MEEC. Prior to 2012, he provided project management and engineering duties for numerous multi-million dollar turn-key contracts while employed at Advanced Bulk and Conveying Inc. starting in 2004. Additionally, Mr. Trettel has overseen day to day operations for 14 years as the VP of J&B Industrial Sales Company Inc., a sales, systems, and engineering organization specializing in bulk material handling. Mr. Trettel has extensive field experience with systems operating in a large variety of industry sectors including coal fired utilities. Mr. Trettel graduated Cum Laude with a B.S. degree in Mechanical Engineering.

PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF SCHNEIDER DOWNS & CO., INC.

The Audit Committee is directly responsible for the appointment, retention and oversight of the work of the outside auditors and, when appropriate, the replacement of the outside auditors. The Company currently anticipates appointing Schneider Downs & Co., Inc. as our independent registered public accounting firm for the fiscal year ending December 31, 2018. For fiscal year 2017, Schneider Downs was engaged by us to audit our annual financial statements. Representatives of Schneider Downs are expected to be present at the Annual Meeting, and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

The Board seeks an indication from stockholders of their approval or disapproval of the anticipated appointment of Schneider Downs as the Company’s independent registered public accounting firm for the 2018 fiscal year. The submission of this matter for approval by stockholders is not legally required, however, the Board believes that the submission is an opportunity for the stockholders to provide feedback to the Board on an important issue of corporate governance. If the stockholders do not approve the appointment of Schneider Downs, the appointment of the Company’s independent registered public accounting firm will be re-evaluated by the Board and the Audit Committee but will not require the Board or Audit Committee to appoint a different accounting firm. If the stockholders approve the appointment of Schneider Downs, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interest of the Company and its stockholders. Approval of the proposal to ratify the selection of Schneider Downs as our independent registered public accounting firm requires the affirmative vote of a majority of the shares of common stock present in person or by proxy and entitled to be voted on the proposal at the Annual Meeting. Abstentions will have the same effect as votes against the proposal. Broker non-votes will not be considered shares of common stock present and entitled to vote on the proposal and will not have a positive or negative effect on the outcome of this proposal, however, there should be no broker non-votes on this proposal because brokers have the discretion to vote uninstructed common shares on this proposal.

The Board of Directors recommends that the Stockholders vote FOR Proposal 2.

PROPOSAL 3: SAY-ON-PAY

Pursuant to the requirements of the Dodd-Frank Act, the Company provides its stockholders with the opportunity to cast an advisory non-binding vote to approve the compensation of its named executive officers as disclosed pursuant to the SEC’s compensation disclosure rules (a “say-on-pay proposal”). The Company believes that it is appropriate to seek the views of stockholders on the design and effectiveness of the Company’s executive compensation program.

The Company’s goal for its executive compensation program is to attract, motivate, and retain a talented, entrepreneurial and creative team of executives who will provide leadership for the Company’s success in competitive markets. The Company seeks to accomplish this goal in a way that rewards performance and is aligned with its stockholders’ long-term interests.

The Board recommends that stockholders vote for the following resolution:

“RESOLVED that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K compensation tables and narrative discussion, is hereby APPROVED.”

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Because the vote is advisory, it will not be binding upon the Board. The Board values the opinions of our stockholders and will take into account the outcome of the vote when considering future executive compensation arrangements.

The affirmative vote of a majority of the shares of common stock present or represented by proxy and voting at the annual meeting will constitute approval of this non-binding resolution. Abstentions will have the same effect as votes against the proposal. Broker non-votes will not be considered shares of common stock present and entitled to vote on this proposal and will not have a positive or negative effect on the outcome of the proposal.

The Board of Directors recommends that the stockholders vote FOR Proposal 3.

AUDIT COMMITTEE REPORT

The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibility by reviewing the accounting and financial reporting processes of the Company and its subsidiaries, the Company’s internal control and disclosure control system, and the audits of the Company’s financial statements. The Committee also approves the Company’s retention of independent auditors and pre-approves any audit or non-audit services performed by them. Management is responsible for the Company’s internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and issuing a report thereon.

From June 2016 to April 2017, the Audit Committee consisted of three directors, Christopher Greenberg and two other directors of the Company each of whom resigned in April 2017. As a result of such resignations, and since April 2017, the Board of Directors as a whole has acted and shall continue to act as an Audit Committee until such time, if any, that the number of authorized and elected directors is increased or the Audit Committee is otherwise reconfigured. In this report, references to the Audit Committee shall be deemed references to the full Board of Directors as of December 31, 2017. Two directors, Messrs. Greenberg and Grantham are independent under the Sarbanes-Oxley Act.

In the discharge of its responsibilities:

The Audit Committee reviewed and discussed with management the Company’s audited consolidated financial statements as of and for the year ended December 31, 2017.

The Audit Committee discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 16, Communications with Audit Committees, as amended, as adopted by the Public Company Accounting Oversight Board.

The Audit Committee has received and reviewed the written disclosures and the letter from the independent accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with the independent accountants the accountants’ independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the consolidated financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017.

The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate it by reference in such filing.

Christopher Greenberg, Richard MacPherson and Allan T. Grantham

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INDEPENDENT AUDITOR FEES

Audit Fees

The aggregate fees billed for professional services rendered by Schneider Downs & Co., Inc., our principal accountants, for the audit of our consolidated financial statements included in our annual report on Form 10-K and review of our interim consolidated financial statements included in quarterly reports, and other services normally provided in connection with statutory filings including for our S-1 Registration Statement and fees in connection with our Annual Meeting of Stockholders were $161,931 and $151,288 for the years ended December 31, 2017 and 2016, respectively.

Audit-Related Fees

For the years ended December 31, 2017 and 2016, we received professional services in the amount of $9,481 and $13,264, respectively, for professional services rendered by our principal accountants that are reasonably related to the performance of the audit or review of our consolidated financial statements and not included in “Audit Fees.”

Tax Fees

For the years ended December 31, 2017 and 2016, we received professional services in the amount of $11,500 and $11,000, respectively, rendered by our principal accountants in connection with the preparation of our tax returns and other tax compliance services.

All Other Fees

For the years ended December 31, 2017 and 2016, all other fees incurred for professional services rendered by our principal accountants were $0 and $0, respectively.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee has not set any pre-approval policies and procedures as of December 31, 2017.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our shares of common stock as of the Record Date, by: (a) our directors and nominees for election as directors; (b) each other person who is known by us to own beneficially more than 5% of our outstanding shares of common stock; (c) the named executive officers identified in the Summary Compensation Table; and (d) all of our executive officers and directors as a group. The percentages in the table are calculated on the basis of the amount of outstanding securities plus securities deemed outstanding pursuant to Rule 13d-3(d)(1) under the Exchange Act.

Name of Beneficial Owner	Number of Shares	Percent of Class (8)

Richard MacPherson (1)	12,834,344	16.5%

Christopher Greenberg (2)	2,879,000	3.7%

Allan T. Grantham (3)	1,318,745	1.7%

John Pavlish (4)	4,135,945	5.2%

James Trettel (5)	1,386,935	1.8%

Marcus A. Sylvester (6)	275,000	*

Alterna Core Capital Assets Fund II, L.P., et al (7)	11,700,000	15.4%

All Executive Officers and Directors
as a Group (6 persons)	22,929,969	27.5%

_______________

* Less than one percent of the outstanding shares of common stock of the Company.

(1)	Includes 11,237,826 shares owned by Mr. MacPherson, 1,250,000 shares which Mr. MacPherson has the right to acquire upon exercise of options and 346,518 shares which Mr. MacPherson has the right to acquire upon exercise of warrants. Mr. MacPherson’s address is 670 D Enterprise Drive, Lewis Center, Ohio 40305.

(2)	Includes 2,009,000 shares owned by Mr. Greenberg, 50,000 shares owned by Christopher Greenberg SRA and 820,000 shares which Mr. Greenberg has the right to acquire upon exercise of options.

(3)	Includes 1,062,245 shares owned by Grantham Investments Limited (“Grantham Investments”), 48,500 shares owned by B Grantham Holdings Limited (“B Grantham”) and 208,000 shares which Mr. Grantham has the right to acquire upon exercise of options. Mr. Grantham is the President, Secretary and sole Director of each of Grantham Investments and B Grantham, and is also the principal trustee of the family trust which is the controlling shareholder of Grantham Investments and B Grantham.

(4)	Includes 1,035,945 shares owned by Mr. Pavlish and 3,100,000 shares which Mr. Pavlish has the right to acquire upon exercise of options. Mr. Pavlish’s address is 670 D Enterprise Drive, Lewis Center, Ohio 40305.

(5)	Includes 136,935 shares owned by Mr. Trettel, 200,000 owned by the wife of Mr. Trettel and 1,050,000 shares which Mr. Trettel has the right to acquire upon exercise of options.

(6)	Includes 250,000 shares owned by Mr. Sylvester and 25,000 shares which Mr. Sylvester has the right to acquire upon exercise of options. Mr. Sylvester resigned as Vice President of Sales effective as of October 31, 2017 and is no longer employed by the Company.

(7)	Represents 11,700,000 shares owned and based solely upon and according to information reported in filings made to the SEC, jointly filed by and on behalf of certain reporting persons identified below (the “Reporting Persons”). The Reporting Persons are Alterna Core Capital Assets Fund II, L.P., Alterna Capital Partners LLC, Alterna General Partner II LLC, AC Midwest Energy LLC, Harry V. Toll, Eric M. Press, Roger P. Miller and Earle Goldin. The address for the Reporting Persons is 15 River Road, Suite 230, Wilton CT 06897.

(8)	Applicable percentage ownership for each stockholder is based on 76,246,113 shares of common stock outstanding as of the Record Date plus any securities that stockholder has the right to acquire within 60 days of the Record Date pursuant to options, warrants, conversion privileges or other rights. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock that a person has the right to acquire beneficial ownership of upon the exercise or conversion of options, convertible stock, warrants or other securities that are currently exercisable or convertible or that will become exercisable or convertible within 60 days of the Record Date are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth for each of the Company’s last two fiscal years the compensation for the Company’s Principal Executive Officer, each of the Company’s other two most highly compensated officers and our former Vice President of Sales (collectively, our “named executive officers”):

Name, Position	Year	Salary ($)	Bonus ($)	Stock Options ($) (5)	All Other Compensation ($) (6)	Total ($)
Richard MacPherson, CEO & President (1)	2017	$545,000	102,500	-	202	$647,702
	2016	$250,000	98,400	741,393	202	$1,089,995

John Pavlish, Senior Vice President (2)	2017	$423,750	30,200	47,470	13,680	$515,100
	2016	$268,750	32,800	573,595	13,480	$888,625

James, Trettel, Vice President (3)	2017	$300,000	70,425	474,700	11,760	$856,885
	2016	$208,333	32,800	-	11,400	$252,533

Marcus A. Sylvester, Vice President (4)	2017	$125,000	-	-	632,371	$757,371
	2016	$150,000	-	-	556,150	$706,150

____________

(1)	Mr. MacPherson was appointed Chief Executive Officer and President in March 2015. Prior to June 1, 2016, Mr. MacPherson received an annual base salary of $180,000, and from June 1, 2016 through January 31, 2017, Mr. MacPherson received an annual base salary of $350,000. Effective as of January 1, 2017, Mr. MacPherson’s annual base salary was increased to $395,000. The amount shown for 2017 in the “Salary” column also includes compensation previously earned of $150,000 but unpaid until 2017. Mr. MacPherson shall also be entitled to participate in all corporate 401(k) programs and health benefit plans instituted by the Company and be eligible to receive bonus compensation, if any, as the Company shall from time to time determine. Mr. MacPherson shall also be entitled to participate in any stock option and incentive plans adopted by the Company. Prior to his appointment, Mr. MacPherson was serving as a Vice President of the Company since 2011 and received an annual base salary equal to $180,000 in this position. On June 30, 2016, Mr. MacPherson was granted a five year, nonqualified stock option to acquire 250,000 shares of common stock exercisable at $0.81 per share. In addition, on August 31, 2016, Mr. MacPherson was granted a five year, nonqualified stock option to acquire 750,000 shares of common stock exercisable at $1.20 per share, which option was subject to a vesting schedule which was subsequently accelerated by the Compensation Committee on February 5, 2018 resulting in such option being deemed fully vested.

(2)	Mr. Pavlish was appointed Senior Vice President in November 2014. The Company and Mr. Pavlish entered into an employment agreement effective as of November 16, 2014. Pursuant to his employment agreement, Mr. Pavlish agreed to be employed by the Company as Senior Vice President. Such employment can be terminated by the Company at any time upon 30 days prior written notice, although if the Company had terminated the employment without cause within two years of the start date (November 16, 2014), the Company would have been required to pay the remaining base salary to Mr. Pavlish through such two year period. Pursuant to the agreement, Mr. Pavlish shall receive an annual base salary equal to $300,000. Effective as of January 1, 2017, Mr. Pavlish’s annual base salary was increased to $330,000. The amount shown for 2017 in the “Salary” column also includes compensation previously earned of $93,750 but unpaid until 2017. Mr. Pavlish shall also be entitled to participate in all corporate 401(k) programs and health benefit plans instituted by the Company and be eligible to receive bonus compensation, if any, as the Company shall from time to time determine. Mr. Pavlish shall also be entitled to participate in any stock option and incentive plans adopted by the Company. In addition, pursuant to the agreement, Mr. Pavlish was issued a five year, nonqualified stock option to acquire 2,000,000 shares of common stock at $0.74 per share. On November 16, 2015, Mr. Pavlish was issued a five year, nonqualified stock option to acquire 1,000,000 shares of common stock at $0.45 per share. This option, along with an option to acquire 2,000,000 shares of common stock granted in November 2014, vested in November 2016. On February 10, 2017, Mr. Pavlish was granted a five year, nonqualified stock option to acquire 50,000 shares of common stock exercisable at $1.15 per share.

(3)	Mr. Trettel was appointed Vice President of Operations in January 2014. As of January 1, 2014, the Company and James Trettel entered into a two-year employment agreement, pursuant to which Mr. Trettel agreed to be employed by the Company as Vice President of Operations at an annual base salary of $150,000. Mr. Trettel is also entitled to participate in all corporate 401(k) programs and health benefit plans instituted by the Company and is eligible to receive bonus compensation, if any, as the Company shall from time to time determine. Mr. Trettel is also entitled to participate in any stock option and incentive plans adopted by the Company. Following the end of the two year term, Mr. Trettel continues in such capacity. Effective as of June 1, 2016, Mr. Trettel’s annual base salary was increased to $250,000. Effective as of January 1, 2017, Mr. Trettel’s annual base salary was increased to $300,000. On February 10, 2017, Mr. Trettel was granted a five year, nonqualified stock option to acquire 500,000 shares of common stock exercisable at $1.15 per share.

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(4)	Mr. Sylvester was appointed Vice President of Sales in August 2011. As of March 1, 2013, the Company and Marcus A. Sylvester entered into a three-year employment agreement pursuant to which Mr. Sylvester received an annual base salary equal to $150,000, sales commissions of up to 5% for transactions completed and closed directly in relation to his efforts, and a management fee of 1% on certain ongoing sales. Mr. Sylvester was also entitled to participate in all corporate 401(k) programs and health benefit plans instituted by the Company and was eligible to receive bonus compensation, if any, as the Board shall from time to time determine. Mr. Sylvester was also entitled to participate in any stock option and incentive plans adopted by the Company. Following the end of the three year term, Mr. Sylvester continued in such capacity. Effective as of June 15, 2017, the Company and Mr. Sylvester agreed to reduce his annual base salary to $50,000 and eliminate the management fee of 1% on certain ongoing sales. He would continue to be entitled to receive sales commissions of up to 5% for transactions previously completed and closed directly in relation to his efforts and sales commissions of up to 6% for any new transactions. Mr. Sylvester resigned as Vice President of Sales effective as of October 31, 2017 and is no longer employed by the Company.

(5)	Represents the dollar amount recognized for consolidated financial statement reporting purposes of shares to be issued to the executive officers computed in accordance with FASB ASC Topic 718. For a discussion of valuation assumptions, see Note 11 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2017. There can be no assurance the amounts determined in accordance with FASB ASC Topic 718 will ever be realized. The following table provides information concerning the stock options issued to the executive officers:

Name	Year	Stock Options (#)	FASB ASC Topic 718 Value
Richard MacPherson	2017	-	$-
	2016	1,000,000	$741,393

John Pavlish	2017	50,000	$47,470
	2016	-	$573,595

James Trettel	2017	500,000	$474,700
	2016	-	$-

Marcus A. Sylvester	2017	-	$-
	2016	-	$-

_____________

(6)	The amounts shown for 2017 and 2016 in the “All Other Compensation” column are comprised of the following:

Name	Year	401k Match	Group Term Life Insurance	Sales Commissions
Richard MacPherson	2017	$-	202	-
	2016	$-	202	-

John Pavlish	2017	$10,800	2,880	-
	2016	$10,600	2,880	-

James Trettel	2017	$10,800	960	-
	2016	$10,600	800	-

Marcus A. Sylvester	2017	$10,800	2,160	619,411
	2016	$10,600	1,512	544,038

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OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

The following table sets forth certain information about the number of unexercised nonqualified stock options and unearned stock awards held as of December 31, 2017 by each executive named in the Summary Compensation Table. There were no stock options exercised during fiscal 2017 by such executives.

Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option Exercise Price	Optin Expiration Date
Richard MacPherson	250,000	-	$0.81	June 20, 2021
Richard MacPherson	750,000	-	$1.20	August 31, 2021
John Pavlish	2,000,000	-	$0.74	November 16, 2019
John Pavlish	1,000,000	-	$0.45	November 16, 2020
John Pavlish	50,000	-	$1.15	February 10, 2022
James Trettel	250,000	-	$0.595	January 1, 2019
James Trettel	250,000	-	$0.42	September 11, 2020
James Trettel	500,000	-	$1.15	February 10, 2022
Marcus A. Sylvester	250,000	-	$0.42	September 11, 2020
Marcus A. Sylvester	250,000	-	$1.20	January 30, 2019
Marcus A. Sylvester	25,000	-	$0.50	December 12, 2018

Retirement and Savings Plan - 401(k)

Since November 1, 2011, the Company has maintained a Retirement and Savings Plan under IRS Code Section 401(k) (“the 401(k) Plan”). The 401(k) Plan allows eligible employees to defer a portion of their compensation before federal income tax to a qualified trust. All employees who are at least 21 years of age are eligible to participate in the 401(k) Plan. The participants may choose from nineteen investment options for the investment of their deferred compensation. In addition, the Company matches 100% of each participant’s salary deferral, for the first 4% of their salary, with a cash contribution. For the years ended December 31, 2017 and 2016, the Company contributed $122,841 and $85,729, respectively, to the 401(k) Plan.

Director Compensation

The following table sets forth information regarding the compensation for 2017 and 2016 of each non-executive member of the Board of Directors during those years:

Name	Year	Fees earned or paid in cash	Option Awards (1)	All Other Compensation	Total
Christopher Greenberg	2017	$100,000	$93,527	$-	$193,527
	2016	$-	$79,335	$-	$79,335

Brian Johnson	2017	$36,000	$97,366	$-	$133,366
	2016	$-	$35,609	$-	$35,609

Christoper Lee	2017	$36,000	$97,366	$-	$133,366
	2016	$-	$50,184	$-	$50,184

Allan Grantham	2017	$36,000	$46,763	$-	$82,763
	2016	$-	$29,150	$-	$29,150

__________

(1)	Represents the dollar amount recognized for consolidated financial statement reporting purposes of shares to be issued to the executive officers computed in accordance with FASB ASC Topic 718. For a discussion of valuation assumptions, see Note 11 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2017. There can be no assurance the amounts determined in accordance with FASB ASC Topic 718 will ever be realized. The following table provides information concerning the Stock options issued to the Directors:

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Name	Year	Stock Options (#)	FASB ASC Topic 718 Value
Christopher Greenberg	2017	100,000	$93,527
	2016	150,000	$79,335

Brian Johnson	2017	125,000	$97,366
	2016	75,000	$35,609

Christoper Lee	2017	125,000	$97,366
	2016	100,000	$50,184

Allan Grantham	2017	50,000	$46,763
	2016	50,000	$29,150

Effective as of April 27, 2017, each of Mr. Johnson and Mr. Lee resigned as a director of the Company.

All directors are reimbursed for their reasonable out-of-pocket expenses incurred in connection with their duties to the Company.

Effective as of January 1, 2017, each non-employee director of the Company began to be paid $36,000 per year for service on the Board and the Chairman began to be paid $100,000 per year. Effective as of January 1, 2018, such cash fee was increased to $72,000 per year for each non-employee director for service on the Board with the Chairman continuing to be paid $100,000 per year.

2019 STOCKHOLDER PROPOSALS OR NOMINATIONS

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, some stockholder proposals may be eligible for inclusion in the Company’s 2019 proxy statement. Any stockholder proposal under Rule 14a-8 must be submitted, along with proof of ownership of the Company’s stock in accordance with Rule 14a-8(b)(2), to the Company’s principal executive offices in care of the Company’s Secretary by letter to 670 D Enterprise Drive, Lewis Center, Ohio 43035. Failure to deliver a proposal in accordance with this procedure may result in the proposal not being deemed timely received. The Company must receive all submissions no later than the close of business (5:00 p.m. Eastern Time) on January 7, 2019. The Company encourages any stockholder interested in submitting a proposal to contact the Company’s Secretary in advance of this deadline to discuss the proposal, and stockholders may find it helpful to consult knowledgeable counsel with regard to the detailed requirements of applicable securities laws. Submitting a stockholder proposal does not guarantee that we will include it in the Company’s proxy statement. The Board of Directors reviews all stockholder proposals and will take appropriate action on such proposals. If the 2019 Annual Meeting is held more than 30 days from the anniversary of the 2018 Annual Meeting, the Company will make appropriate disclosure in a Form 10-Q setting forth the revised deadline for stockholder proposals pursuant to Rule 14a-8.

In addition, under the Company’s Bylaws, any stockholder who intends to nominate a candidate for election to the Board or to propose any business at the Company’s 2019 Annual Meeting, other than precatory (non-binding) proposals presented under Rule 14a-8, must give notice to the Company’s Secretary between January 1, 2019 and the close of business on March 16, 2019. The notice must include information specified in the Company’s Bylaws, including information concerning the nominee or proposal, as the case may be, and information about the stockholder’s ownership of, and agreements related to, the Company’s stock. If the 2019 Annual Meeting is held more than 30 days from the anniversary of the 2018 Annual Meeting, the stockholder must submit notice of any such nomination and of any such proposal that is not made pursuant to Rule 14a-8 by the later of the 60th day before the 2019 Annual Meeting or the 10th day following the day on which the date of such meeting is first publicly announced. The Company will not entertain any proposals or nominations at the 2019 Annual Meeting that do not meet the requirements set forth in the Company’s Bylaws. Also, if the stockholder does not also comply with the requirements of Rule 14a-4(c)(2) under the Securities Exchange Act of 1934, as amended, the Company’s proxies may exercise discretionary voting authority under proxies that Company’s Board of Directors solicits to vote in accordance with their best judgment on any such stockholder proposal or nomination. The Bylaws are available on the SEC’s website attached as an exhibit to the Company’s Form 8-K filed with the SEC on October 16, 2014. To make a submission or to request a copy of the Company’s Bylaws, stockholders should contact the Company’s Secretary at the address listed above. Again, the Company encourages stockholders to seek advice from knowledgeable counsel before submitting a proposal or a nomination.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers, and owners of more than ten percent of the Company’s Common Shares (“10% stockholders”), to file with the Securities and Exchange Commission (the “SEC”) initial reports of ownership and reports of changes in ownership of Common Shares of the Company. Executive officers, directors and 10% stockholders are required by SEC regulations to furnish the Company with copies of all forms they file pursuant to Section 16(a).

To the Company’s knowledge, based on review of the copies of such reports furnished to the Company, and with respect to the officers and directors, representations that no other reports were required, during the year ended December 31, 2017, all Section 16(a) filing requirements applicable to its executive officers, directors and 10% stockholders were complied with, except that John Pavlish filed one report one day late relating to one transaction.

EXPENSES OF SOLICITATION

The cost of the solicitation of proxies will be borne by the Company. In addition to the use of the mail, proxies may be solicited by regular employees of the Company, either personally or by telephone. The Company does not expect to pay any compensation for the solicitation of proxies, but it may reimburse brokers and other persons holding shares in their names or in the names of nominees for their expenses in sending proxy materials to beneficial owners and obtaining proxies from such owners.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD

Stockholders may communicate with Board members by addressing a letter to the Secretary of the Company at 670 D Enterprise Drive, Lewis Center, Ohio 43035.

OTHER MATTERS

The Board of Directors is not aware of any matter to be presented for action at the Annual Meeting other than that shown in this document. Should any other matters be properly presented for action at the Annual Meeting, the enclosed proxy confers upon the proxy holders named therein the authority to vote on such matters in accordance with their judgment.

BY ORDER OF THE BOARD OF DIRECTORS

RICHARD H. GROSS

Secretary

Lewis Center, Ohio

April 30, 2018

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VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

MIDWEST ENERGY EMISSIONS CORP. C/O TRANSFER ONLINE, INC. 512 SE SALMON ST PORTLAND, OR 97214

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

			For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:
			☐	☐	☐
1.	Election of Directors

Nominees

01 Richard MacPherson		02 Christopher Greenberg	03 Allan T. Grantham

The Board of Directors recommends you vote FOR proposals 2 and 3.							For	Against	Abstain

2	Ratification of Schneider Downs & Co., Inc.						☐	☐	☐

3	Approval of an advisory resolution on the Company's executive compensation.						☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title, position or representative capacity. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]			Date			Signature (Joint Owners)			Date

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report are available at www.proxyvote.com

MIDWEST ENERGY EMISSIONS CORP.

Annual Meeting of Stockholders
June 18, 2018 10:00 AM

This proxy is solicited by the Board of Directors of the Company

The undersigned hereby appoints Richard MacPherson and Christopher Greenberg, or any of them, as attorneys and proxies of the undersigned, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of MIDWEST ENERGY EMISSIONS CORP. that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM, EDT on June 18, 2018, at Nationwide Hotel and Conference Center, 100 Green Meadows Drive South, Lewis Center, Ohio 43035 and any adjournment or postponement thereof.

Receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement dated April 30, 2018 is hereby acknowledged.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

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